UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 24, 2005

(Date of earliest event reported)

Banc of America Mortgage Securities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-118843	36-4514369
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

201 North Tryon Street, Charlotte, North Carolina	28255
Address of principal executive offices	(Zip Code)

Registrant’s telephone number, including area code (704) 387-8239

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On August 23, 2005, Banc of America Mortgage Securities, Inc. (the “Registrant”) amended the Pooling and Servicing Agreement, dated June 28, 2005, among the Registrant, as depositor, Bank of America, N.A., as servicer, and Wells Fargo Bank, N.A., as trustee, relating to the Registrant’s Mortgage Pass-Through Certificates, Series 2005-F. A copy of the amendment is filed as an exhibit hereto.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Item 601(a) of Regulation S-K

Exhibit No.	Description
Ex. 4	Amendment No. 1, dated August 23, 2005, to the Pooling and Servicing Agreement, dated June 28, 2005, among Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF AMERICA MORTGAGE SECURITIES, INC.

August 24, 2005

	By:	/s/ Judy Lowman
	Name:	Judy Lowman
	Title:	Vice President

INDEX TO EXHIBITS

Exhibit No.	Description	Paper (P) or Electronic (E)
(EX-4)	Amendment No. 1, dated August 23, 2005, to the Pooling and Servicing Agreement, dated June 28, 2005, among Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank, N.A.	E